                                                                EXHIBIT 10.1
                             FIFTH AMENDMENT TO
                             ------------------
                         FIRST AMENDED AND RESTATED
                         --------------------------
                 WAREHOUSING CREDIT AND SECURITY AGREEMENT
                 -----------------------------------------


     THIS FIFTH AMENDMENT TO FIRST AMENDED AND RESTATED WAREHOUSING CREDIT AND SECURITY AGREEMENT (this "Amendment") is entered into as of this 28th day of August 1997, by and between U.S. HOME MORTGAGE CORPORATION, a Florida corporation (the "Company"), and RESIDENTIAL FUNDING CORPORATION, a Delaware corporation (the "Lender").

     WHEREAS, the Company and the Lender have entered into a single family revolving warehouse facility with a present Commitment Amount of Sixty-Five Million Dollars ($65,000,000), to finance the origination and acquisition of Mortgage Loans as evidenced by a Third Amended and Restated Warehousing Promissory Note in the principal sum of Sixty-Five Million Dollars ($65,000,000), dated June 25, 1997, and a Warehousing Credit and Security Agreement dated August 31, 1995, as the same may have been amended or supplemented (the "Agreement");

     WHEREAS, the Company has requested the Lender to extend the period for which the Commitment under the Agreement has been made and to amend certain other terms of the Agreement, and the Lender has agreed to such extension and amendment subject to the terms and conditions of this Amendment;

     NOW, THEREFORE, for and in consideration of the foregoing and of the mutual covenants, agreements and conditions hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. All capitalized terms used herein and not otherwise defined shall have their respective meanings set forth in the Agreement.

     2. The effective date ("Effective Date") of this Amendment shall be 08-28-97, the date on which the Company has complied with all the terms and conditions of this Amendment.

     3. Section 1.1 of the Agreement shall be amended by adding the following definitions in the appropriate alphabetical order:

          "Designated Bank Charges" means any fees, interest or other charges that would otherwise be payable to a Designated Bank, including Federal Deposit Insurance  Corporation  insurance  premiums, service charges and such other charges as may be imposed by governmental authorities from time to time.

          "High LTV Mortgage Loan" means a Mortgage Loan of which the sum of the maximum amount available to be borrowed thereunder (whether or not borrowed), at the time of origination plus the Mortgage Note Amounts of all other Mortgage Loans secured by the related improved real property exceeds one hundred percent (100%) of the appraised value of such related improved real property.

          "Manufactured Home" means a structure that is built on a permanent chassis (steel frame) with the wheel assembly necessary for transportation in one or more sections to a permanent site or semi-permanent site and which has been built in compliance with the National Manufactured Housing Construction and Safety Standards established by HUD.

     4. Section 1.1 of the Agreement shall be amended to delete the definitions of "Conventional Mortgage Loan," "Eligible Balances," "Home Equity Loan," "Maturity Date," "Mortgage," "Mortgage Note Amount," "Nonconforming Mortgage Loan" and "Second Mortgage Loan" in their entirety, replacing them with the following definitions:

          "Conventional Mortgage Loan" means a closed-end First Mortgage Loan other than an FHA insured Mortgage Loan, a VA guaranteed Mortgage Loan, an FmHA guaranteed Mortgage Loan or a High LTV Mortgage Loan.

          "Eligible Balances" means all funds of or maintained by the Company and its Subsidiaries in accounts at a Designated Bank, less balances to support float, reserve requirements, and such other reductions as may be imposed by governmental authorities from time to time.

          "Home Equity Loan" means an open-ended revolving line of credit that is a Mortgage Loan secured by either a First Mortgage or a Second Mortgage, which is not a High LTV Mortgage Loan or a Title I Mortgage Loan.

          "Maturity Date" shall mean the earlier of: (a) the close of business on August 31, 1998, as such date may be extended from time to time in writing by the Lender, in its sole discretion, on which date the Commitment shall expire of its own term, and without the necessity of action by the Lender, and (b) the date the Advances become due and payable pursuant to Section 8.2 below.

          "Mortgage" means a first mortgage or first deed of trust on improved real property (including, without limitation, real property to which a manufactured home has been affixed in a manner such that the Lien of a mortgage or deed of trust would attach to such manufactured home under applicable real property law).

          "Mortgage Note Amount" means, as of the date of determination, the then outstanding unpaid principal amount of a Mortgage Note
     (whether or not an additional amount is available to be drawn thereunder).

          "Nonconforming Mortgage Loan" means a Conventional Mortgage Loan which is not a Conforming Mortgage Loan or a Jumbo Mortgage Loan, which has a credit risk rating C- or better (determined using underwriting standards which comply with industry standards in the sole judgment of the Lender), and which is underwritten and approved for purchase by an Investor prior to funding if its original principal amount exceeds Six Hundred Thousand Dollars ($600,000).

          "Second Mortgage Loan" means a closed-end Mortgage Loan secured by a Second Mortgage, which is not a Title I Mortgage Loan or a High LTV Mortgage Loan.

     5. Section 2.1(b)(3) of the Agreement shall be deleted in its entirety and the following is substituted in lieu thereof:

               (3) No Advance shall be made against a High LTV Mortgage Loan, a Home Equity Loan, a Second Mortgage Loan, a Title I Mortgage Loan or a HUD
          203(K) Mortgage Loan.

     6. Section 2.2(c) of the Agreement shall be amended to add the following sentence to the end thereof:

     "The Lender shall have no obligation to make a Wet Settlement Advance directly to the Parent against a Mortgage Loan unless the Lender has received satisfactory evidence from the title company closing the Mortgage Loan that such Mortgage Loan is closed and funded."

     7. Section 2.4(d) of the Agreement shall be deleted in its entirety and the following shall be substituted in lieu thereof:

          2.4(d) The Company is entitled to receive a benefit in the form of an "Earnings Credit" on the portion of the Eligible Balances maintained in time deposit accounts with a Designated Bank, and the Company is entitled to receive a benefit in the form of an "Earnings Allowance" on the portion of the Eligible Balances maintained in demand deposit accounts with a Designated Bank. Any Earnings Allowance shall be used first and any Earnings Credit shall be used second as a credit against accrued Designated Miscellaneous Charges and fees, including, but not limited to Commitment Fees, Usage Fees and Warehousing Fees, and may be used, at the Lender's option, to reduce accrued interest. Any Earnings Allowance not used during the month in which the benefit was received shall be accumulated for use and must be used within six (6) months of the month in which the benefit was received. Any Earnings Credit not used during the month in which the benefit was received shall be used to provide a cash benefit to the Company. The Lender's determination of the Earnings Credit and the Earnings Allowance for any month shall be determined by the Lender in its sole discretion and shall be conclusive and binding absent manifest error. In no event shall the benefit received by the Company exceed the Depository Benefit.

          Either party hereto may terminate the benefits provided for in this Section effective immediately upon Notice to the other party, if the terminating party shall have determined (which determination shall be conclusive and binding absent manifest error) at any time that any applicable law, rule, regulation, order or decree or any interpretation or administration thereof by any governmental authority charged with the interpretation or administration thereof, or compliance by such party with any request or directive (whether or not having the force of law) of any such authority, shall make it unlawful or impossible for such party to continue to offer or receive the benefits provided for in this Section.

     8. Section 2.4(g) of the Agreement shall be deleted in its entirety and the following shall be substituted in lieu thereof:

          2.4(g) Upon Notice to the Company, after the occurrence and during the continuation of an Event of Default, the unpaid amount of each Advance shall bear interest until paid in full at a per annum rate of interest (the "Default Rate") equal to four percent (4%) in excess of the rate of interest otherwise applicable to such Advance pursuant to any other subsection of this Section 2.4 or, if no rate is applicable, the highest rate then applicable to any outstanding Advances.

     9. Sections 2.5(d)(1) and (2) of the Agreement shall be deleted in their entirety and the following shall be substituted in lieu thereof:

               (1) For a Pledged Mortgage, other than a Construction Mortgage Loan or an Unimproved Mortgage Loan, with respect to which a shorter or longer period is not prescribed elsewhere in this Section 2.5(d), one hundred twenty (120) days elapse from the date of the initial Advance made by the Lender against such Pledged Mortgage, whether or not such Pledged Mortgage is included in an Eligible Mortgage Pool.

               (2) Forty-five (45) days elapse from the date the Pledged Mortgage was delivered to an Investor or an Approved Custodian for examination and purchase or inclusion in an Eligible Mortgage Pool, without the purchase being made or the Eligible Mortgage Pool being initially certified, or upon rejection of the Pledged Mortgage as unsatisfactory by an Investor or an Approved Custodian.

     10. Section 3.2(d) of the Agreement shall be deleted in its entirety and the following shall be substituted in lieu thereof:

          3.2(d) The Lender shall have the exclusive right to the possession of the Pledged Securities or, if the Pledged Securities are issued in book-entry form or issued in certificated form and delivered to a clearing corporation (as such term is defined in the Uniform Commercial Code of Minnesota) or its nominee, the Lender shall have the right to have the Pledged Securities registered in the name of a securities intermediary (as such term is defined in the Uniform
     Commercial Code of Minnesota) in an account containing only customer securities for the account of the Lender, and the Lender shall have the right to cause delivery of the Pledged Securities to be made to the Investor or the book entries registered in the name of the Investor or the Investor's designee only against payment therefor. The Company acknowledges that the Lender may enter into one or more standing arrangements with other financial institutions for the issuance of Pledged Securities in book entry form in the name of such other financial institutions, as agent or securities intermediary for the Lender, and the Company agrees upon request of the Lender, to execute and deliver to such other financial institutions the Company's written concurrence in any such standing arrangements.

     11. Section 5.15 of the Agreement is hereby amended to add the following section immediately after Section 5.15(i):

          5.15(j) Each Pledged Mortgage secured by real property to which a Manufactured Home is affixed will create a valid Lien on such Manufactured Home that will have priority over any other Lien on such Manufactured Home, whether or not arising under applicable real property law.

     12. Section 9 of the Agreement shall be amended to delete the telecopier number of the Lender set forth therein and substitute telecopier number "(954) 846-8352" in lieu thereof and all references in the Agreement to the telecopier number of the Lender shall be deemed to refer to the new telecopier number.

     13. Upon execution of this Amendment, the Company agrees to pay to the Lender the Commitment Fee on the Commitment Amount for the time period from the Effective Date to and including September 30, 1997.

     14. Exhibits C-SF, D-SF, C-SF/UNI, D/UNI, C-SF/CONSTRUCTION and D-SF/CONSTRUCTION to the Agreement are hereby deleted in their entirety and replaced with the new Exhibits C-SF, D-SF, C-SF/UNI, D-SF/UNI, C-SF/CONSTRUCTION and D-SF/CONSTRUCTION attached to this Amendment. All references in the Agreement to Exhibits C-SF, D-SF, C-SF/UNI, D/UNI, C-SF/CONSTRUCTION and D-SF/CONSTRUCTION shall be deemed to refer to the new Exhibits C-SF, D-SF, C-SF/UNI, D-SF/UNI, C-SF/CONSTRUCTION and D-SF/CONSTRUCTION.

     15. The Company shall deliver to the Lender (a) an executed original of this Amendment; (b) an executed Certificate of Secretary with corporate resolutions; (c) an executed Funding Bank Agreement; (d) a current certified tax, lien and judgment search of the appropriate public records for the Company, including a search of Uniform Commercial Code financing statements, which search shall not have disclosed the existence of any prior Lien on the Collateral other than in favor of the Lender or as permitted hereunder; (e) current Certificates of Good Standing of the Company; (f) current insurance information; (g) the Commitment Fee for the month of September, 1997; and (h) a Five Hundred Dollar ($500) document production fee.

     16. The Company represents, warrants and agrees that (a) there exists no Default or Event of Default under the Loan Documents, (b) the Loan Documents continue to be the legal, valid and binding agreements and obligations of the Company enforceable in accordance with their terms, as modified herein, (c) the Lender is not in default under any of the Loan Documents and the Company has no offset or defense to its performance or obligations under any of the Loan Documents, (d) the representations contained in the Loan Documents remain true and accurate in all respects, and (e) there has been no material adverse change in the financial condition of the Company from the date of the Agreement to the date of this Amendment.

     17. Except as hereby expressly modified, the Agreement shall otherwise be unchanged and shall remain in full force and effect, and the Company ratifies and reaffirms all of its obligations thereunder.

     18. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.


     IN WITNESS WHEREOF, the Company and the Lender have caused this Amendment to be duly executed on their behalf by their duly authorized officers as of the day and year above written.

                              U.S. HOME MORTGAGE CORPORATION

                              By:  Thomas A. Napoli
                                   -----------------------------
                                   /s/  Thomas A. Napoli
                                   Its: Vice President

                              RESIDENTIAL FUNDING CORPORATION,
                              a Delaware corporation

                              By:   Donna A. West
                                    ----------------------------
                                    /s/  Donna A. West
                                    Its: Director

STATE OF Texas )
                         ) ss
COUNTY OF Harris)

     On August 29, 1997, before me, a Notary Public, personally appeared Thomas A. Napoli, the Vice President of U.S. HOME MORTGAGE CORPORATION, a Florida corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.

                              By:  Donna Monroe
                                   -------------------------
                                   /s/  Donna Monroe
                                   Notary Public
  (SEAL)                           My Commission Expires: 03-26-99

STATE OF Florida )
                         ) ss
COUNTY OF Broward )

     On September 2, 1997, before me, a Notary Public, personally appeared Donna West, the Director of RESIDENTIAL FUNDING CORPORATION, a Delaware corporation, personally known to me (or proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.

                              By:  Marsha S. Grabin
                                   ----------------------------
                                   /s/  Marsha S. Grabin
                                   Notary Public
  (SEAL)                           My Commission Expires: 09-15-98

                                                                EXHIBIT C-SF
              REQUEST FOR ADVANCE SINGLE FAMILY MORTGAGE LOAN
Mortgage Company: U.S. HOME MORTGAGE CORPORATION

Mortgagor:_________________________ Loan Number:   __________________________
          _________________________ Reviewed By:   __________________________
Address:  _________________________ Warehouse Date:__________________________
          _________________________ Effective Date:__________________________

Status:  Committed _______________  Loan Type: Conforming _______Jumbo_______
         Uncommitted _____________             Nonconforming _______Grade____
         Wet Settlement __________             VA ____________ FHA __________
         Received ________________             FmHA _________________________
         3rd Party                             Fixed __________ Term ________
            Originated____________             ARM ____________ Type ________
         Section 32_______________             Balloon _______ Type _________
                                               Home Equity ____ High LTV_____
                                               Second________ Title  I ______
                                               203(K) _______ RFC ___________
                                               "D" Mortgage _________________

Mortgage Note Amount: _____________ Interest Rate: __________________________
Mortgage Note Date: _______________ Requested Warehouse Amt: ________________
Investor: _________________________ Expiration Date: ________________________
Purchase Commitment No: ___________ Title Company: __________________________
Committed Purchase Price: ___________

                         METHOD OF ADVANCE
                         -----------------

(  ) Check Funding/Disbursement
     Check No: ________________________   Amount: ___________________________
     Checking Account No: _____________
(  ) Wire Transfer
     Amount of Wire: __________________ Date of Wire: _____________________
     Credit Acct. No.: ________________ Credit Acct. Name: _________________
     ABA No.: _________________________ Bank Name: __________________________
     Account to Debit: ________________ City & State:_______________________
     Ref: ________________ Advise: ___________________ Phone:_____________

                      REQUIRED DOCUMENTATION
                      ----------------------

Attached please find the following documents in connection with the above request (Please check attached documents below):

Right
(  )  Original and one copy of Mortgage Note
(  )  Certified copy of Mortgage
(  )  Section 32 Compliance Documents (if applicable)
( ) *Copy of Investor Purchase Commitment (or satisfactory evidence thereof) ( ) *Copy of HUD-1 Settlement Statement or equivalent
      (Home Equity Loans and Title I Mortgage Loans only)
(  ) *HUD 203(K) Maximum Mortgage Worksheet (HUD 203(K) Mortgage Loans only)

Left
(  ) *Request for Advance (original and one (1) copy)
(  ) *Copy of settlement or funding check (if applicable)
(  )  Recordable assignment of Mortgage
( ) Certified copies of interim assignments of Mortgage (if applicable) ( ) *Bailee Pledge Agreement (only required for Wet Settlement Advance) ( ) *Evidence from title company that Mortgage Loan is closed and funded
      (only required if Wet Settlement Advance is directly to the Parent)

Please Note: Items designated with the "*" are required prior to a Wet Settlement Advance.

Authorized Signature:____________________________________

                                                            EXHIBIT C-SF/UNI
                REQUEST FOR ADVANCE UNIMPROVED MORTGAGE LOAN

Mortgage Company: U.S. HOME MORTGAGE CORPORATION

Mortgagor:_________________________ Loan Number:____________________________
          _________________________ Reviewed By:____________________________
Address:  _________________________ Warehouse Date:_________________________
          _________________________

Property Type:      Residential ____________________
                    Commercial _____________________

Original Mortgage Note Amount: _____________ Interest Rate: ________________ Mortgage Note Date: ________________________ Approved Warehouse Amt:________ Current Mortgage Note Amount: ______________ Title Company:_________________ Purchase Price for Property: ________________
Company Valuation of Property:* _____________

                        METHOD OF ADVANCE
                        -----------------

(  ) Check Funding/Disbursement
     Check No: ________________________  Amount: ___________________________
     Checking Account No: _____________
(  ) Wire Transfer
     Amount of Wire: __________________  Date of Wire: _____________________
     Credit Acct. No.: ________________  Credit Acct. Name: ________________
     ABA No.: _________________________  Bank Name: ________________________
     Account to Debit: ________________  City & State:______________________
     Ref: ______________ Advise: _________________ Phone: __________________

                      REQUIRED DOCUMENTATION
                      ----------------------

Attached please find the following documents in connection with the above request (Please check attached documents below):

Right
(  ) Original and one copy of Mortgage Note
(  ) Certified copy of Mortgage or Deed of Trust

Left
(  ) Request for Advance (original and one (1) copy)
(  ) Recorded assignment of Mortgage or Deed of Trust, or Certified True Copy
     of assignment sent for recording
( ) Recordable assignments of Security Agreement/financing statement; if any ( ) Certified copies of interim assignments of Mortgage (if applicable)
(  )   Evidence from title company that Mortgage Loan is closed and funded

Authorized Signature:

------------------------------------

*Unimproved Mortgage Loans secured by property intended for commercial development only.

                                                  EXHIBIT C-SF/CONSTRUCTION

    REQUEST FOR ADVANCE SINGLE-FAMILY CONSTRUCTION/PERM MORTGAGE LOANS

Mortgage Company: U.S. HOME MORTGAGE CORPORATION

Mortgagor:_________________________ Loan Number:   _________________________
          _________________________ Reviewed By:   _________________________
Address:  _________________________ Warehouse Date:_________________________
          _________________________ Effective Date:_________________________

Status: Committed ________________  Loan Type:   ARM _________ Type ________
        Wet Settlement __________
        Received_________________

Mortgage Loan Type: Construction/Perm______

Mortgage Note Amount: _____________ Interest Rate:__________________________
Mortgage Note Date: _______________ Requested Warehouse Amount (Total):_____
Investor: _________________________ Warehouse Price: _______________________
Purchase Commitment No: ___________ Expiration Date: _______________________
Committed Purchase Price: _________ Title Company: _________________________

As Completed Appraised Value:_______________________________________________
Costs: Total___________ Acquisition/Land_________

Advance: Initial Construction:____________ Requested Amount: __________ Interim Construction:____________ Staged Draw #:______________ Final Construction:______________ Percentage of
                                             Completion:_________________

                        METHOD OF ADVANCE

(  ) Check Funding/Disbursement (for Initial Construction Advance only)
     Check No._________________________ Amount: ___________________________
     Checking Account No:__________________________________________________

(  ) Wire Transfer
     Amount of Wire: __________________ Date of Wire:______________________
     Credit Acct. No.: ________________ Credit Acct. Name: ________________
     ABA No.: _________________________ Bank Name:_________________________
                                        City & State:______________________
     Account to Debit: ________________
     Ref: ________________ Advise: ___________________ Phone:_____________

                      REQUIRED DOCUMENTATION
                      ----------------------

Attached please find the following documents in connection with the above request (Please check attached documents below):

Initial Construction Advance
----------------------------

Right
( ) Original and one copy of Mortgage Note with Construction Rider(s), if any ( ) Certified copy of Mortgage with Construction Rider(s), if any
(  )  *Certified copy of Construction/Building Loan Agreement including construction draw schedule (Construction/Perm Mortgage Loans)
(  )   Certified copy of ALTA Mortgagor's/Lender's Title Policy
(  )  *Copy of Appraisal indicating the As Completed Appraised Value
(  )  *Copy of Cost Breakdown
(  )  *Copy of Purchase Commitment executed by Investor (if applicable)
( ) Copy of Company's Permanent Mortgage Loan commitment to mortgagor(s) Left ( ) *Request for Advance (original and one (1) copy)
(  )  *Copy of settlement or funding check (if applicable)
(  ) Recordable assignment of Mortgage
(  ) Certified copies of interim assignments of Mortgage (if applicable)
(  )  *Bailee Pledge Agreement (only required for Wet Settlement Advance)
( ) *Evidence from title company that Mortgage Loan is closed and the initial construction advance has been funded (only required if Wet Settlement Advance is directly to the Parent)

Construction Advances

In addition to the documentation required per "Initial Construction Advance" above, the following Collateral Documents will be required to support Construction Advances for Construction/Perm Mortgage Loans:

(  ) Request for Advance (original and one (1) copy)
( ) Title update endorsement for previous Construction Advance, if applicable ( ) Title update endorsement for modification of construction Mortgage Loan to permanent Mortgage Loan, if applicable, (Final Construction Advance only)
(  ) Copy of final survey (Final Construction Advance only)
( ) Purchase Commitment executed by Investor (Final Construction Advance only) ( ) Final appraiser's inspection (Final Construction Advance only)
(  ) Evidence from title company that the construction advance has been funded
     (only required if Wet Settlement Advance is directly to the Parent)

Please Note: Items designated with the "*" are required prior to a Wet Settlement Advance.

Authorized Signature:

------------------------------------

EXHIBIT D-SF

  PROCEDURES AND DOCUMENTATION FORWAREHOUSING SINGLE FAMILY MORTGAGE LOANS

     The following procedures and documentation requirements must be observed in all respects by the Company. All documents must be satisfactory to the Lender in its sole discretion. Terms used below, which are not otherwise defined, shall have the meanings given them in the Agreement. The HUD, FNMA and FHLMC form numbers referred to herein are for convenience only and the Company shall use the equivalent forms required at the time of delivery of the Mortgage Loans or Mortgage-backed Securities. All Requests for Advance and Collateral Documents, should be submitted to the Lender in a top tabbed, legal size manila file folder, hole-punched and acco-fastened in the order specified in the Request for Advance. Each folder should be labelled with the mortgagor name(s), Company loan number and Company name. If a Wet Settlement Advance is being requested, the Request for Advance and required Collateral Documents should be submitted in accordance with the above instructions. The remaining Collateral Documents should be submitted with a cover letter identifying the mortgagor name(s) and Company loan number.

IV. Prior to making an Wet Settlement Advance, the Lender must receive the following:

     (1) Estimate of the amount of the requested Advance one (1) Business Day prior to such Advance.

     (2) Copy of settlement or funding check issued to the escrow/title company, if applicable.

     (3) Original Request for Advance against Single Family Mortgage Loans (Exhibit C-SF) and one (1) copy of same.

     (4)  Copy of the Purchase Commitment or satisfactory evidence thereof.

     (5)  Bailee  Pledge   Agreement  (only  required  for  Wet  Settlement
          Advance) (Exhibit M).

     (6) A copy of the HUD-1 Settlement Statement or equivalent (Home Equity Loans and Title I Mortgage Loans only).

     (7) A copy of HUD 203(K) Maximum Mortgage Worksheet (HUD 203(K) Mortgage Loans only).

     (8) Evidence satisfactory to the Lender from the title company closing the Mortgage Loan that such Mortgage Loan is closed and funded (only required if Wet Settlement Advance is directly to the Parent).

     The following must be received by the Lender within five (5) Business Days of the date of the Wet Settlement Advance:

     (9) Original signed Mortgage Note, endorsed by the Company in blank with corresponding interim endorsements, if applicable, and one copy of same.

     (10) Copy of the Mortgage certified true by the escrow/title company.

     (11) Copies of all interim assignments of the Mortgage certified true by the escrow/title company (recorded or sent for recordation). Mortgage Note must bear corresponding endorsements.

     (12) An assignment of the Mortgage, endorsed by the Company in blank, in recordable form but unrecorded.

     (13) Completed Company Worksheet Concerning Applicability of Section 32 of Regulation Z (12 CFR Section 226.32) and, if Section 32 applies, copies of the disclosure and other related documentation delivered to the mortgagor, or executed by the mortgagor, evidencing compliance with Section 32 (if applicable).

V. Prior to the making of an Advance (other than a Wet Settlement Advance), the Lender must receive all of the Collateral Documents listed in Section I above.

VI. The Lender exclusively shall deliver the Mortgage Notes and other original Collateral Documents evidencing Pledged Mortgages or Pledged Securities and related pool documents to the Investor or pool custodian, unless otherwise agreed in writing.

A. The following procedures are to be followed for deliveries of Pledged Mortgages:

     No later than one (1) Business Day prior to the requested shipment date and no later than one (1) Business Day prior to the expiration date of the Purchase Commitment, the Lender must receive the following:

     (1) Signed shipping instructions for the delivery of the Pledged Mortgages including the following:
          (a) Name and address of the office of the Investor to which the loan documents are to be shipped, the desired shipping date and the preferred method of delivery;
          (b)  Instructions for endorsement of the Mortgage Note;
          (c)  Names of mortgagor(s), Mortgage Note Amounts of
               Pledged Mortgages to be shipped and the Company's loan number; and
          (d)  Commitment  number  and  expiration  date  of  the  Purchase
               Commitment.

     (2) For deliveries of Pledged Mortgages to FNMA for cash purchase, the following additional documents are required:
          (a) Copy of Loan Schedule (FNMA Form 1068 or 1069)showing the Lender's designated FNMA payee code as recipient of the loan purchase proceeds.

     (3) For deliveries of Pledged Mortgages to FHLMC for cash purchase, the following additional documents are required:
          (a)  Original completed Warehouse Lender Release of
               Security Interest (FHLMC Form 996) to be executed by the Lender, designating the Lender as the Warehouse Lender and showing the Cash Collateral Account designated by the Lender as the receiving account for loan purchase proceeds.
          (b) Copy of Wire Transfer Authorization for a Cash Warehouse Delivery (FHLMC Form 987), designating the Lender as the Warehouse Lender and showing the Cash Collateral Account designated by the Lender as the receiving account for loan purchase proceeds.

B. In the event Pledged Mortgages are delivered to a pool custodian, other than an Approved Custodian, payment of the related Advance is required within two (2) Business Days of shipment.

     The following procedures are to be followed for deliveries of Pledged Mortgages to Approved Custodians:

     No later than one (1) Business Day prior to the requested shipment date and no later than one (1) Business Day prior to required delivery date to the Approved Custodian, the Lender must receive the following:

     (1) Signed shipping instructions for the delivery of the Pledged Mortgages to the Approved Custodian including the following:
          (a)  Name and address of the office of the Approved
               Custodian to which the loan documents are to be shipped, the desired shipping date and the preferred method of delivery;
          (b)  Instructions for endorsement of the Mortgage Note;
          (c)  Names of mortgagor(s) and Mortgage Note Amounts of
               Pledged Mortgages to be shipped and the Company's loan number; and
          (d) Commitment number and expiration date of the Purchase Commitment for the Pledged Securities.

     (2) For FNMA Mortgage-backed Securities issuance, the following additional documents are required: (a) Copy of Schedule of Mortgages (FNMA Form 2005 or
               2025).
          (b) Copy of Delivery Schedule (FNMA Form 2014), instructing FNMA to issue the Mortgage-backed Securities in the name of the Company with the Lender as pledgee and to deliver the Mortgage-backed Securities to the Lender's custody account at The Chase Manhattan Bank (CHASE NYC/GEOCUST/MR9229490) and bearing the following instructions: "These instructions may not be changed without the prior written consent of Residential Funding Corporation, Preston A. Lyvers,
               Director or Patti Erfan, Director."
     (3)  For FHLMC Mortgage-backed Securities issuance, the
          following additional documents are required:
          (a)  Copy of Settlement Information and Delivery
               Authorization (FHLMC Form 939), designating the Lender as the Warehouse Lender and instructing FHLMC to deliver the Mortgage-backed Securities to the Lender's custody account at The Chase Manhattan Bank (CHASE NYC/GEOCUST/MR9229490).
          (b) Original Warehouse Lender Release of Security Interest (FHLMC Form 996) to be executed by the Lender, designating the Lender as the Warehouse Lender and instructing FHLMC to deliver the Mortgage-backed Securities to the Lender's
               custody   account  at  The  Chase   Manhattan   Bank  (CHASE
               NYC/GEOCUST/MR9229490).
     (4) For GNMA Mortgage-backed Securities issuance, the following additional documents are required:
          (a)  Signed original Schedule of Mortgages (HUD Form 11706).
          (b)  Signed original Schedule of Subscribers (HUD Form
               11705)   instructing  GNMA  to  issue  the   Mortgage-backed
               Securities in the name of the Company and designating The Chase Manhattan Bank as Agent for the Lender as the subscriber, using the following language: THE CHASE MANHATTAN BANK AS AGENT FOR
               RESIDENTIAL FUNDING CORPORATION SEG ACCT
               MANUF/CUST/MR9229490). The following instructions must also be included on the form: "These instructions may not be changed without the prior written consent of Residential Funding Corporation, Preston A. Lyvers, Director or Patti Erfan,
               Director."
          (c) Completed original Release of Security Interest (HUD Form 11711A) to be executed by the Lender.

     (5) No later than two (2) Business Days prior to the Settlement Date for the Mortgage-backed Securities, the Lender must receive signed Securities Delivery Instructions form attached hereto as
          Schedule I.

Upon instruction by the Company, the Lender will complete the endorsement of the Mortgage Note and make arrangements for the delivery of the original Collateral Documents evidencing Pledged Mortgages or Pledged Securities and related original pool documents with the appropriate bailee letter to the Investor, Approved Custodian, or other pool custodian. Upon receipt of Mortgage-backed Securities, the Lender will cause such Mortgage-backed Securities to be delivered to the Investor which issued the Purchase Commitment. Mortgage-backed Securities will be released to the Investor only upon payment of the purchase proceeds to the Lender. Cash proceeds of sales of Pledged Mortgages and Pledged Securities shall be applied to related Advances outstanding under the Commitment. Provided no Default exists, the Lender shall return any excess proceeds of the sale of Mortgage Loans or Mortgage-backed Securities to the Company, unless otherwise instructed in writing.

                                                 EXHIBIT D-SF/CONSTRUCTION


         PROCEDURES AND DOCUMENTATION FOR WAREHOUSING SINGLE-FAMILY
                      CONSTRUCTION/PERM MORTGAGE LOANS

     The following procedures and documentation requirements must be observed in all respects by the Company. All documents must be satisfactory to the Lender in its sole discretion. Terms used below, which are not otherwise defined, shall have the meanings given them in the Agreement. The HUD, FNMA and FHLMC form numbers referred to herein are for convenience only and the Company shall use the equivalent forms required at the time of delivery of the Mortgage Loans or Mortgage-backed Securities. All Requests for Advance and Collateral Documents, should be submitted to the Lender in a top tabbed, legal size manila file folder, hole-punched and acco-fastened in the order specified in the Request for Advance. Each folder should be labelled with the mortgagor name(s), Company loan number and Company name. If a Wet Settlement Advance and/or Initial Construction Advance is being requested, the Request for Advance and required Collateral Documents should be submitted in accordance with the above instructions. The remaining Collateral Documents should be submitted with a cover letter identifying the mortgagor name(s) and Company loan number. If a Construction Advance other than an Initial Construction Advance is being requested, the Request for Advance and required Collateral Documents should be submitted with a cover letter identifying the mortgage name(s) and Company loan number.

I. Prior to making a Wet Settlement Advance, the Lender must receive the following:

     (1) Estimate of the amount of the requested Advance one (1) Business Day prior to such Advance.

     (2) Copy of settlement or funding check issued to the escrow/title company, if applicable. (Funding via check available for Initial Construction Advance only.)

     (3)  Original    Request    for    Advance    against    Single-Family
          Construction/Perm Mortgage Loans (Exhibit C-SF/CONSTRUCTION) and one (1) copy of same.

     (4) Bailee Pledge Agreement (only required for a Wet Settlement Advance) (Exhibit M).

     (5) A copy of the Appraisal for the Construction/Perm, Mortgage Loan indicating the As Completed Appraised
          Value.

     (6) A copy of the Cost Breakdown detailing the Total Costs to complete the proposed improvements.

     (7)  Copy  of  the  Purchase   Commitment  executed  by  Investor  (if
          applicable).

     (8)  A Copy of the Construction/Building Loan Agreement certified true
          by  the  escrow/title   company,   including   construction  draw
          schedule.

     (9) Evidence satisfactory to the Lender from the title company closing the Mortgage Loan that such Mortgage Loan is closed and the initial construction advance has been funded (only required if Wet Settlement Advance is directly to the Parent).

     Items (2)  through  (9) above must be  received by Lender at least two
     (2) Business Days prior to the Advance.

     The following must be received by the Lender within five (5) Business Days of the date of the Wet Settlement Advance:

     (10) Original signed Mortgage Note, endorsed by the Company in blank and one copy of same. The Mortgage Note must include all required riders including the Construction Rider, if any.

     (11) Copy  of  the  Mortgage  and  required   riders   including   the
          Construction Rider, if any, certified true by the escrow/title company.

     (12) Copies of all interim assignments of the Mortgage certified true by the escrow/title company (recorded or sent for recordation). Mortgage Note must bear corresponding endorsements.

     (13) An assignment of the Mortgage to the Lender in recordable form but unrecorded.

     (14) A Copy of the ALTA Mortgagor's/Lender's Title Policy. The ALTA Title Policy must be in an amount not less than the Mortgage Note Amount, include a pending disbursement clause or be written in the full amount of the Mortgage Loan and all but the standard exceptions must be removed.

     (15) A Copy of the Company's Permanent Mortgage Loan commitment to mortgagor(s)

II. Prior to the making of an Advance (other than a Wet Settlement Advance or a Construction Advance), the Lender must receive all of the Collateral Documents listed in Section I above. Such Collateral Documents must be received by Lender at least two (2) Business Days prior to the Advance.

III. Prior to the making of a Construction Advance, the Lender must receive the following:

     (1)  All of the Collateral Documents listed in Section I above.
     (2)  Request for Construction Advance (original and one (1) copy).

     (3) An original or certified copy (by the title company) of endorsement to the ALTA Mortgagor's/Lender's Title Insurance Policy through the date of the previous Construction Advance for the Mortgage Loan. The endorsement must indicate the title has been reviewed and updated through the date of the previous Construction Advance, the transaction amount must be at least in the amount of the previous Construction Advance and the cumulative amount of title insurance must be at least equal to the aggregate of the Initial Construction Advance and the Construction Advances to date by RFC against the Mortgage Loan. The endorsement must also include the mortgagor name(s) and the title policy number and be executed by an authorized representative of the title company.

     (4) Evidence satisfactory to the Lender from the title company which closed the Mortgage Loan that the interim construction advance for such Mortgage Loan has been funded (only required if Wet Settlement Advance is directly to the Parent).

     Items (1)  through  (4) above must be  received by Lender at least two
     (2) Business Days prior to the Advance.

IV. Prior to the making of the Final Construction Advance, the Lender must receive the following:

     (1) All of the Collateral Documents listed in Sections I and III above.

     (2) An original or certified copy (by the title company) of endorsement to the ALTA Mortgagor's/Lender's Title Insurance Policy through the date of the Final Construction Advance for the Mortgage Loan and showing the modification from a construction Mortgage Loan to a permanent Mortgage Loan. The endorsement must indicate the title has been reviewed and updated through the date of the Final Construction Advance, the transaction amount must be at least in the amount of the Final Construction Advance and the cumulative amount of title insurance must be at least equal to the aggregate of the all Construction Advances made by RFC against the Mortgage Loan. The endorsement must also include the mortgagor name(s) and the title policy number and be executed by an authorized representative of the title company.

     (3) Copy of the final survey. This survey must indicate that the unit has been constructed within the boundaries of the subject property and that it does not encroach on any set-back lines, easements or adjacent property (ies). It must be dated within five (5) days of the advance request date, include the correct legal description, be certified by a registered surveyor and include a raised seal.

     (4) Purchase Commitment executed by Investor.

     (5) Final of appraiser inspection certifying that the final appraised value of premises encumbered by the Pledged Mortgage equals the As Completed Appraised Value.

     (6) Evidence satisfactory to the Lender from the title company which closed the Mortgage Loan that the final construction advance for such Mortgage Loan has been funded (only required if Wet Settlement Advance is directly to the Parent).

     Items (1)  through  (6) above must be  received by Lender at least two
     (2) Business Days prior to the Advance.

V. The Lender exclusively shall deliver the Mortgage Notes and other original Collateral Documents evidencing Pledged Mortgages or Pledged Securities and related pool documents to the Investor or pool custodian, unless otherwise agreed in writing.

A. The following procedures are to be followed for deliveries of Pledged Mortgages:

     No later than one (1) Business Day prior to the requested shipment date and no later than one (1) Business Day prior to the expiration date of the Purchase Commitment, the Lender must receive the following:

     (1) Signed shipping instructions for the delivery of the Pledged Mortgages including the following:
          (a) Name and address of the office of the Investor to which the loan documents are to be shipped, the desired shipping date and the preferred method of delivery;
          (b)  Instructions for endorsement of the Mortgage Note;
          (c)  Names of mortgagor(s), Mortgage Note Amounts of
               Pledged Mortgages to be shipped and the Company's loan number; and
          (d)  Commitment  number  and  expiration  date  of  the  Purchase
               Commitment.

     (2) For deliveries of Pledged Mortgages to FNMA for cash purchase, the following additional documents are required:
          (a) Copy of Loan Schedule (FNMA Form 1068 or 1069) showing the Lender's designated FNMA payee code as recipient of the loan purchase proceeds.

     (3) For deliveries of Pledged Mortgages to FHLMC for cash purchase, the following additional documents are required:
          (a)  Original completed Warehouse Lender Release of
               Security Interest (FHLMC Form 996) to be executed by the Lender, designating the Lender as the Warehouse Lender and showing the Cash Collateral Account designated by the Lender as the receiving account for loan purchase proceeds.
          (b) Copy of Wire Transfer Authorization for a Cash Warehouse Delivery (FHLMC Form 987), designating the Lender as the Warehouse Lender and showing the Cash Collateral Account designated by the Lender as the receiving account for loan purchase proceeds.

B. In the event Pledged Mortgages are delivered to a pool custodian, other than an Approved Custodian, payment of the related Advance is required within two (2) Business Days of shipment.

     The following procedures are to be followed for deliveries of Pledged Mortgages to Approved Custodians:

     No later than one (1) Business Day prior to the requested shipment date and no later than one (1) Business Day prior to required delivery date to the Approved Custodian, the Lender must receive the following:

     (1) Signed shipping instructions for the delivery of the Pledged Mortgages to the Approved Custodian including the following:
          (a)  Name and address of the office of the Approved
               Custodian to which the loan documents are to be shipped, the desired shipping date and the preferred method of delivery;
          (b)  Instructions for endorsement of the Mortgage Note;
          (c)  Names of Mortgagor and Mortgage Note Amounts of
               Pledged Mortgages to be shipped; and
          (d) Commitment number and expiration date of the Purchase Commitment for the Pledged Securities.
     (2) For FNMA Mortgage-backed Securities issuance, the following additional documents are required:
          (a)  Copy of Schedule of Mortgages (FNMA Form 2005 or
               2025).
          (b) Copy of Delivery Schedule (FNMA Form 2014), instructing FNMA to issue the Mortgage-backed Securities in the name of the Company with the Lender as pledgee and to deliver the Mortgage-backed Securities to the Lender's custody account at Chemical Bank NY (CHEMICAL NYC/GEOCUST/MR9229490) and bearing the following instructions: "These instructions may not be changed without the prior written consent of Residential Funding Corporation, Preston A. Lyvers,
               Director or Patti Erfan, Regional Operations
               Manager."

     (3)  For FHLMC Mortgage-backed Securities issuance, the
          following additional documents are required:
          (a) Copy of Settlement Information and Delivery Authorization (FHLMC Form 939), designating the Lender as the Warehouse Lender and instructing FHLMC to deliver the Mortgage-backed Securities to the Lender's custody account at Chemical Bank NY (CHEMICAL NYC/GEOCUST/MR9229490).
          (b) Original Warehouse Lender Release of Security Interest (FHLMC Form 996) to be executed by the Lender, designating the Lender as the Warehouse Lender and instructing FHLMC to deliver the Mortgage-backed Securities to the Lender's custody account at Chemical Bank NY (CHEMICAL NYC/GEOCUST/MR9229490).
     (4) For GNMA Mortgage-backed Securities issuance, the following additional documents are required:
          (a)  Signed original Schedule of Mortgages (HUD Form 11706).
          (b)  Signed original Schedule of Subscribers (HUD Form
               11705) instructing GNMA to issue the Mortgage-backed Securities in the name of the Company and designating Chemical Bank as Agent for the Lender as the subscriber, using the following language: CHEMICAL BANK AS AGENT FOR RESIDENTIAL FUNDING CORPORATION SEG ACCT MANUF/CUST/MR9229490). The following instructions must also be included on the form: "These instructions may not be changed without the prior written consent of Residential Funding Corporation, Preston A. Lyvers, Director or Patti Erfan, Regional Operations Manager."
          (c) Completed original Release of Security Interest (HUD Form 11711A) to be executed by the Lender.
     (5) No later than two (2) Business Days prior to the Settlement Date for the Mortgage-backed Securities, the Lender must receive signed Securities Delivery Instructions form attached hereto as
          Schedule I.

Upon instruction by the Company, the Lender will complete the endorsement of the Mortgage Note and make arrangements for the delivery of the original Collateral Documents evidencing Pledged Mortgages or Pledged Securities and related original pool documents with the appropriate bailee letter to the Investor, Approved Custodian, or other pool custodian. Upon receipt of Mortgage-backed Securities, the Lender will cause such Mortgage-backed Securities to be delivered to the Investor which issued the Purchase Commitment. Mortgage-backed Securities will be released to the Investor only upon payment of the purchase proceeds to the Lender. Cash proceeds of sales of Pledged Mortgages and Pledged Securities shall be applied to related Advances outstanding under the Commitment. Provided no Default exists, the Lender shall return any excess proceeds of the sale of Mortgage Loans or Mortgage-backed Securities to the Company, unless otherwise instructed in writing.

                                                            EXHIBIT D-SF/UNI


           PROCEDURES AND DOCUMENTATION FOR WAREHOUSING
                    UNIMPROVED MORTGAGE LOANS

     The following procedures and documentation requirements must be observed in all respects by the Company. All documents must be satisfactory to the Lender in its sole discretion. Terms used below, which are not otherwise defined, shall have the meanings given them in the Agreement. All Requests for Advance and Collateral Documents, should be submitted to the Lender in a top tabbed, legal size manila file folder, hole-punched and acco-fastened in the order specified in the Request for Advance. Each folder should be labelled with the mortgagor name(s), Company loan number and Company name.

I. AT LEAST FIVE (5) BUSINESS DAYS PRIOR TO THE ADVANCE DATE (except in the initial Unimproved Advances, in which case the following documents must be received at least one (1) Business Days prior to the Advance
     Date):

     The Lender must receive a letter signed by the Company providing the following information on the Pledged Mortgage:

     (1)  Mortgagor's name;
     (2)  Company's case/loan number;
     (3)  Expected Advance date;
     (4)  Original Mortgage Note Amount;
     (5)  Current Mortgage Note Amount;
     (6)  Purchase Price for Related Property;
     (7)  Estimation of Fair Market Value of
          Related Property, Prepared by the Company
          (Properties Intended for Commercial
          Development only); and
     (8)  Original signed Request for Advance (Exhibit C-UNI).

II. AT LEAST ONE (1) BUSINESS DAY PRIOR TO THE DATE OF AN ADVANCE:

     The Lender must receive the following:

     (1) The original Mortgage Note, endorsed by the Company in blank and without recourse. If the Company is not the named holder of the Mortgage Note, the Mortgage Note must bear an endorsement from the holder to the Company.
     (2) If the Company is not the mortgagee on the Mortgage, a copy of the assignment of Mortgage by the mortgagee to the Company which was sent for recordation on or before the date of the Advance.
     (3) Original recorded assignment of the Mortgage to the Lender, or certified true copy of assignment of the Mortgage sent for recording;

     (4) Original assignment of the security agreement, if any, to the Lender;
     (5) Original assignment of the UCC financing statements, if any, to the Lender in recordable form but unrecorded;
     (6) A copy of the title insurance commitment to issue a policy of title insurance marked to show the final policy exceptions or, if available, a copy of the title insurance policy;
     (7) Check  payable  to the  Lender for the  Warehousing  Fee;  and
     (8) Evidence satisfactory to the Lender from the title company closing the Mortgage Loan that such Mortgage Loan is closed and funded (only required if Wet Settlement Advance is directly to the Parent).

III. The Lender exclusively shall deliver the Mortgage Notes and other original Collateral Documents in connection with any sale, refinancing, foreclosure or other satisfaction of any Pledged Mortgage. Such deliveries shall be made in accordance with procedures specified from time to time by the Lender.

SCHEDULE I
                 RESIDENTIAL FUNDING CORPORATION
                   WAREHOUSING LENDING DIVISION

                  Security Delivery Instructions

INSTRUCTIONS MUST BE RECEIVED TWO (2) BUSINESS DAYS IN ADVANCE OF
PICK-UP/DELIVERY


BOOK-ENTRY DATE: ______________________ SETTLEMENT DATE:__________________
ISSUER:________________________________ SECURITY: $_______________________
NO. OF CERTIFICATES: __________________ 1)________________
                                        2)________________
                                        3)________________

CUSIP #______________
Pool #_______________      MI#______________     Coupon Rate:_____________
Issue Date:(M/D/Y) ________________     Maturity Date:(M/D/Y)_____________

POOL TYPE (circle one):

GNMA:     GNMA I    GNMA II
FHLMC:    FIXED     ARM            DISCOUNT NOTE
FNMA:     FIXED     ARM            DISCOUNT NOTE     DEBENTURES        REMIC



DELIVER TO:_______________________________    (  ) Versus Payment
           _______________________________    DVP AMT. $
           _______________________________    (  ) Free Delivery
DELIVER TO:_______________________________    (  ) Versus Payment
           _______________________________    DVP AMT. $
           _______________________________    (  ) Free Delivery
DELIVER TO:_______________________________    (  ) Versus Payment
           _______________________________    DVP AMT. $
           _______________________________    (  ) Free Delivery



AUTHORIZED SIGNATURE:___________________________________

TITLE:__________________________________________________